SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Registrant                                 __X__
Filed by a Party other than the Registrant              _____


Check the appropriate box:


__X__  Preliminary Proxy Statement

_____ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)

_____  Definitive Proxy Statement

_____  Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12


--------------------------------------------------------------------------------

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____  Fee paid previously with preliminary materials.

                             [american century logo]
                                    American
                                   Century(sm)

                                      Proxy
                                    Statement



                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.



                                 MARCH 20, 1998

                      Important Voting Information Inside!

                                TABLE OF CONTENTS

Letter from the President .....................................................
Proxy Statement Summary .......................................................
Notice of Annual Meeting of Shareholders ......................................
Detailed Discussion of Proxy Issues ...........................................
Share Ownership ...............................................................
Proposal 1: Approval of New Subadvisory Agreement
                   with RREEF America, L.L.C...................................
Proposal 2: Election of Directors .............................................
Proposal 3: Ratification of Independent Auditors ..............................
Other Matters .................................................................
Appendix I: Proposed New Subadvisory Agreement ................................

                            LETTER FROM THE PRESIDENT

                  American Century Investment Management, Inc,
                                4500 Main Street
                           Kansas City, Missouri 64111

                                 March 20, 1998

Dear American Century Shareholder,

I am writing to inform you of the upcoming special meeting of the shareholders of the American Century Real Estate Fund. At this meeting, you are being asked to vote on important proposals affecting your fund. The Board of Directors of your fund unanimously believes that these proposals are in the fund's and your best interest.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. Please take a few minutes to review this proxy statement and sign and return the proxy card today.

The Board of Directors of your fund has unanimously approved these proposals and recommends a vote "FOR" each proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at 1-800-345-2021.

Thank you for your time in considering these important proposals. Thank you for investing with American Century and for your continuing support.

Sincerely,

Robert C. Puff Jr.
President

                            PROXY STATEMENT SUMMARY

         The following Q&A is a brief summary of the proposals to be considered at the special meeting. The information below is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement. Accordingly, please read all the enclosed proxy materials before voting.

When will the Special Meeting be held? Who is eligible to vote?

         The meeting will be held on Wednesday, May 20, 1998, at 10 a.m. Central time at the Company's offices at 4500 Main Street, Kansas City, Missouri. Please note that this will be a business meeting only. There will be no presentations about the Fund. The record date for the meeting is the close of business on March 13, 1998. Only shareholders who own shares at that time are entitled to vote at the meeting.

Why is the Fund having a Special Meeting?

         Because there has been a change in control of the Subadvisor of the Fund, as described below, it is necessary to have a meeting of shareholders to approve a new subadvisory agreement. This affects only one of the funds issued by the Company, and therefore the Board of Directors decided to call a special meeting of the shareholders of the affected fund only, rather than an annual meeting of the shareholders of all funds issued by the Company. Since a meeting is necessary, your Board of Directors determined to give you the opportunity to elect directors and approve the selection of auditors, as well. Therefore, your Board of Directors is recommending that shareholders consider the following proposals:

Proposal
--------------------------------------------------------------------------------

1.  To approve a New Subadvisory Agreement with RREEF America, L.L.C.;

2.  To elect a Board of Directors of nine members; and

3.  To ratify the selection of Deloitte & Touche LLP as independent auditors.


How do the Directors recommend that I vote on these proposals?

         The Directors unanimously recommend that you vote "FOR" each proposal.

What changes are being proposed to the Subadvisory Agreement?

         The proposed New Subadvisory Agreement is only slightly different from the Old Subadvisory Agreement. The changes relate to the acquisition of RREEF America, L.L.C., and certain affiliates including RREEF Real Estate Securities Advisers, L.P., the former Subadvisor, by RoProperty Services, B.V., a Dutch investment management company. The proposed New Subadvisory Agreement does not change the services to be provided to, or the fee payable by, the Fund.

         A full discussion of the proposal to approve the Subadvisory Agreement begins on page __. Who are the nominees for Director? Have all of them been elected before?

         The Nominating Committee of your Board of Directors has proposed that shareholders elect nine members to the Board of Directors. All but Dr. Hall have been elected before. The nominees are:

     Thomas A. Brown                        Lloyd T. Silver, Jr.
     Robert W. Doering, M.D.                James E. Stowers, Jr.
     Andrea C. Hall, Ph.D.                  James E. Stowers III
     D.D. (Del) Hock                         M. Jeannine Strandjord
     Donald H. Pratt

         A full discussion of the proposal to elect Directors begins on page __.

What is the "Ratification" of the independent auditors?

         The Investment Company Act requires your Board of Directors to select independent auditors for the Funds and also requires them to submit their selection to the shareholders for approval (technically called a "ratification") in any year that an annual shareholders meeting is being held. Although this is a special meeting, your Board of Directors decided to give you the opportunity to ratify their selection of auditors at this meeting. Your Board of Directors, in part to provide uniform auditors for the Funds, selected Deloitte & Touche LLP in late 1996.

         A full discussion of the proposal to ratify the selection of Deloitte & Touche begins on page ___.

When will the Proposals take effect if they are approved?

         If approved, the proposed New Subadvisory Agreement will be effective immediately and the Subadvisor will begin to receive the fees contemplated thereby. In accordance with an exemptive order granted by the Securities and Exchange Commission, RREEF America, L.L.C. is currently providing subadvisory services to the Fund pursuant to the proposed New Subadvisory Agreement, but the compensation for such services it would usually receive is being held in escrow pending shareholder vote on the new agreement. The other proposals also will be effective immediately upon approval.

Who is asking for my vote?

         Your Board of Directors is asking you to sign and return the enclosed proxy so your votes can be cast at the special meeting. In the unlikely event the meeting is adjourned, these proxies would also be voted at the reconvened meeting.

How do I vote my shares?

         We've made it easy for you. You can vote by mail or by fax. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided. To vote by fax, sign the proxy voting card and fax both sides of the card to 1-888-PROXY-FAX (1-888-776-9932). Or, you can vote in person at the special meeting on May 20, 1998.

If I send my proxy in now as requested, can I change my vote later?

         A proxy can be revoked at any time by writing to us, by sending us another proxy, or by attending the meeting and voting in person. Even if you plan to attend the meeting and vote in person, we ask that you return the enclosed proxy. Doing so will help us ensure that an adequate number of shares are present at the meeting.

         If you have any questions regarding the proxy statement or need assistance in voting your shares, please call us at 1-800-345-2021.

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS

                           To be held on May 20, 1998

                          American Century Investments
                                4500 Main Street
                                P. O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 1-800-345-2021

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the American Century Real Estate Fund (the "Fund"), a series of American Century Capital Portfolios, Inc., a Maryland corporation (the "Company"), will be held at the Company's offices at 4500 Main Street, Kansas City, Missouri, on Wednesday, May 20, 1998, at 10 a.m. Central time, for the following purposes:

         1.   To approve a New Subadvisory Agreement with RREEF America, L.L.C.;

         2. To elect a Board of Directors of nine members to hold office until their successors are duly elected and qualified;

         3.   To  ratify  the   selection  of  Deloitte  &  Touche  LLP  as  the
              independent auditors of the Company; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         This is a Notice and Proxy Statement for the Fund. Please complete, sign and return the enclosed proxy.

         Shareholders of record as of the close of business on March 13, 1998, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached Proxy Statement.

         We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided so you will be represented at the meeting.

         The Board of Directors of the Company unanimously recommends that you cast your vote "FOR" each of the proposals.

March 20, 1998                                BY ORDER OF THE BOARD OF DIRECTORS

                                              Patrick A. Looby
                                              Vice President

                               DETAILED DISCUSSION
                                 OF PROXY ISSUES

                                 March 20, 1998

         The enclosed proxy is solicited by the Board of Directors of American Century Capital Portfolios, Inc. in connection with a special meeting of shareholders of the American Century Real Estate Fund to be held on Wednesday, May 20, 1998, at the Company's offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m. Central time, and any adjournments thereof. In this proxy statement, the investment company will be referred to as the "Company." The series of capital stock of the Company for which the special meeting is called, the American Century Real Estate Fund, shall be referred to as the "Fund."

         The costs of soliciting proxies, including the cost of preparing and mailing the notice of meeting and this proxy statement, will be paid by RREEF America, L.L.C.(referred to in this Proxy Statement as "New RREEF"), the new investment subadvisor of the Fund. This notice of meeting and proxy statement are first being mailed to shareholders around March 20, 1998. Supplemental solicitations for the meeting may be made by New RREEF or by American Century Investment Management, Inc. (referred to in the Proxy Statement as "ACIM"), the investment manager of the Fund.

         Voting of proxy. If you provide a proxy, you may revoke it before the meeting by mailing written notice of revocation to the Secretary of the Company before the meeting, or personally delivering your revocation to the Secretary any time prior to the taking of the vote at the meeting. Unless revoked, Proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

         The Fund is divided into three classes. All classes of shares of the Fund have identical voting rights, except that where a proposal affects only one class, only that class gets to vote on it. Of the Proposals to be considered at the meeting, only Proposal 1, the approval of the New Subadvisory Agreement, will be voted upon separately by class. The number of outstanding votes of each class of the Fund, as of the close of business on February 27, 1998, is:
Investor class, 131,549,411.39 votes and Institutional class, 14,379,180.19 votes. The Advisor class had no assets as of February 27, 1998.

         Only those shareholders owning shares as of the close of business on March 13, 1998, may vote at the meeting or any adjournments thereof. Each share of the Fund gets one vote for each dollar of the Fund's net asset value the share represents. If we do not receive enough "for" votes by May 20, 1998, to approve the proposals being considered at the meeting, the named proxies may propose adjourning the meeting to allow the gathering of more proxy votes. An adjournment requires a vote "for" by a majority of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "for" votes they have received in favor of the adjournment, and any "against" or "abstain" votes will count as votes against adjournment.

         Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of the meeting. Abstentions and broker non-votes will, however, be considered to be votes against the proposals.

         Investment Manager. ACIM is the Fund's investment manager. American Century Services Corporation ("ACSC"), an affiliate of ACIM, provides the Fund with transfer agency services. ACIM and ACSC are wholly owned subsidiaries of American Century Companies, Inc. ("ACC"). The mailing address of ACC, ACIM, ACSC and the Fund is P.O. Box 419200, Kansas City, Missouri 64141-6200.

         Investment Subadvisor. New RREEF is the Fund's subadvisor. The mailing address of New RREEF is 875 N. Michigan Avenue, 41st Floor, Chicago, Illinois 60611.

         Annual Report. The Fund will furnish, without charge, a copy of its most recent annual report and semiannual report upon request. To request these materials, please call American Century at 1-800-345-2021.

                                 SHARE OWNERSHIP

The following table sets forth, as of the close of business on February 27, 1998, the share ownership of those shareholders known by ACIM to own more than 5% of the Fund's outstanding shares.



                                                                                 Percent of
Title of                                                                         Outstanding
 Class              Name of Record Owner                  Shares Owned             Shares
---------------------------------------------------------------------------------------------
Investor
Class             Merrill Lynch Trust Company of
                    California
                    (FBO RREEF Management Company)
                    San Francisco, CA                       460,570                  5.5%
                  Charles Schwab & Co. Inc.
                    San Francisco, CA                       793,895                  9.5%

Institutional
Class             Gregory L. Melchor
                    Palo Alto, CA                            84,946                  9.3%
                  Lafayette College
                    Easton, PA                              371,575                 40.7%
                  North Carolina Engineering
                    Foundation, Inc.
                    Raleigh, NC                              86,173                  9.4%
                  Arntz Builders General Partnership
                    Novato, CA                              140,177                 15.4%
                  Eugene S. Arntz Foundation
                    Novato, CA                               46,633                  5.1%
                  Colorado Cement Masons
                    Pension Trust Fund
                    Denver, CO                               79,063                  8.7%
                  Trustees of Arntz Builders
                    Profit Sharing Trust
                    Novato, CA                               57,261                  6.3%



                                   PROPOSAL 1:
                                   APPROVAL OF
                           SUBADVISORY AGREEMENT WITH
                              RREEF AMERICA, L.L.C.

         RREEF Real Estate Securities Advisers, L.P. ("RESA") served as the investment subadvisor to the Fund from June 13, 1997 to January 27, 1998 pursuant to an investment subadvisory agreement between ACIM and RESA (the "Old Subadvisory Agreement"). RESA was a California limited partnership.

         The Old Subadvisory Agreement provided that RESA would make investment decisions for the Fund in accordance with the Fund's investment objectives, policies, restrictions and whatever additional written guidelines it may receive from ACIM from time to time and that in providing those services, RESA would supervise the Fund's investments and conduct a continual program of investment evaluation and, if appropriate, sale and reinvestment of the Fund's assets. All investments made by RESA were subject to approval or ratification by ACIM. For such services, ACIM paid RESA a monthly fee on the first business day of each month at an annual rate computed at 0.425% of the Fund's average daily net assets.

         The Old Subadvisory Agreement also provided, in accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"), that it would terminate automatically in the event of its assignment and may be terminated by the Fund at any time without payment of any penalty on 60 days' written notice by ACIM, a majority of Directors of the Fund in office at the time, or by vote of a majority of the Fund's outstanding votes. The Old Subadvisory Agreement was last approved by shareholders of the Fund on May 8, 1997.

         On January 27, 1998, substantially all of the assets of RESA and certain of its affiliates were acquired (the "Acquisition") by an indirect, wholly-owned subsidiary of RoProperty Services, B.V. ("RoProperty Services"), a Dutch investment management company. The new entity, New RREEF, adopted the name RREEF America, L.L.C. As a result of the Acquisition, the Old Subadvisory Agreement automatically terminated on January 27, 1998, and it became necessary to enter into a new subadvisory agreement with New RREEF (the "New Subadvisory Agreement"), in order to continue uninterrupted the investment management of the Fund.

         The terms of the New Subadvisory Agreement between the Fund, New RREEF and ACIM are identical in all substantive respects to the terms of the Old
Subadvisory  Agreement,  except  for the  changes  noted  below.  Under  the New
Subadvisory Agreement, New RREEF will supervise the Fund's investments and conduct a continual program of investment evaluation and, if appropriate, sell and reinvest the Fund's assets, on the same terms and conditions as under the Old Subadvisory Agreement. The monthly fee payable by ACIM to New RREEF for such services will be at an annual rate computed at 0.425% of the Fund's average daily net assets, the same fee paid under the Old Subadvisory Agreement. Actual fees paid to RREEF under the Old Subadvisory Agreement for the last fiscal year are set forth below under "Supplemental Information Regarding RREEF." Such fees would have been the same had the New Subadvisory Agreement been in effect. The New Subadvisory Agreement appears as Appendix I to this Proxy Statement.

         The only substantive change to the Old Subadvisory Agreement is the addition of escrow provisions to permit the escrow procedures described below during the period from February 18, 1998 to the date of shareholder approval of the proposed New Subadvisory Agreement, if it is obtained. In addition, language relating to the merger between the RREEF Securities Fund with the Fund in June, 1997 was deleted as it was no longer necessary. No other changes were or will be made to the New Subadvisory Agreement at this time.

         As noted above, when RREEF was acquired by RoProperty Services, the Old Subadvisory Agreement terminated in accordance with its terms and the Investment Company Act. ACIM and New RREEF entered into the New Subadvisory Agreement on the same day so that the Fund's investment management program would continue uninterrupted. The Investment Company Act, however, generally requires that (i) a majority of the noninterested members of the Board of Directors of the Fund approve the New Subadvisory Agreement and (ii) shareholders approve the New Subadvisory Agreement, in each case prior to New RREEF receiving any fees under the New Subadvisory Agreement other than reimbursement of its expenses.

         In anticipation of the Acquisition and in accordance with the Investment Company Act, the Board of Directors of the Fund met to consider the New Subadvisory Agreement and to evaluate whether the terms of the New
Subadvisory Agreement were in the best interests of the Fund and its shareholders. At the meeting, RREEF represented that New RREEF would continue to serve as investment subadvisor after the closing of the Acquisition and prior to obtaining shareholder approval in a manner consistent with its fiduciary duty to provide investment subadvisory services to the Fund. In addition, RREEF represented that there would be no material changes in personnel providing material services to the Fund pursuant to the New Subadvisory Agreement and no adverse change in the resources available to New RREEF in connection with providing subadvisory services to the Fund. On January 23, 1998, the Board of Directors, including the noninterested Directors, unanimously approved the proposed New Subadvisory Agreement.

         The Investment Company Act generally prohibits New RREEF from receiving its subadvisory fee under the New Subadvisory Agreement prior to shareholders approving the New Subadvisory Agreement. In order to permit New RREEF to receive such subadvisory fees, the Fund, RREEF, New RREEF and ACIM sought and obtained from the Securities and Exchange Commission on February 18, 1998 an exemption from the Investment Company Act (the "Exemptive Order"). Pursuant to the Exemptive Order, any investment subadvisory fees that New RREEF would otherwise have been paid between the date of the Exemptive Order and the date on which shareholders vote to approve or disapprove the New Subadvisory Agreement will be placed in an escrow account, and will be paid to New RREEF only if shareholders approve the proposed New Subadvisory Agreement. If shareholders do not approve the New Subadvisory Agreement, New RREEF will receive only reimbursement of its out of pocket expenses with respect to the investment subadvisory services it provided to the Fund and the balance of any money held in escrow will be remitted to the Fund. If the New Subadvisory Agreement is approved by the Fund's shareholders, it will become effective immediately, and will remain in effect, unless earlier terminated, until May 8, 1999, and will continue from year-to-year thereafter, subject to approval annually by the Board of Directors of the Fund, including a majority of the noninterested Directors, or by affirmative vote of a majority of the outstanding votes of the Fund. In order to comply with the Investment Company Act, between January 27, 1998 and the date of the Exemptive Order, New RREEF received no fees for acting as subadvisor, other than reimbursement for its actual out of pocket expenses.

         Approval of the New Subadvisory Agreement requires the affirmative vote of the holders of a majority of the outstanding votes of each class of the Fund. For this purpose, the term "majority of the outstanding votes" means the vote of
(i) 67% or more of the votes of the Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding votes are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the Fund, whichever is less.

         THE DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

SUPPLEMENTAL INFORMATION REGARDING NEW RREEF

         RESA served as the Fund's investment subadvisor since the Fund's inception on June 13, 1997, the date the Fund merged with the RREEF Real Estate Securities Fund. RESA served as the investment advisor to the RREEF Real Estate Securities Fund from September 21, 1995, its inception date, until its merger with the Fund. New RREEF is an indirect subsidiary of RoProperty Services, B.V. a Dutch investment management company with a global presence. In addition to the Fund, New RREEF provides investment management services for other private institutional accounts.

         For the period ended December 31, 1997, ACIM paid $157,974 to RREEF for its services under the Old Subadvisory Agreement.

         The directors and principal executive officers of New RREEF and their principal occupations are listed below.


Name                          Title or Status          Principal Occupation
----                          ---------------          --------------------

King, Jr., Donald A.(1)       Member of Management     Member of Management
                              Board, Executive         Board, Executive Officer,
                              Officer                  RREEF America, L.L.C.;
                                                       Member of Management
                                                       Board, Sr. Vice
                                                       President, RREEF
                                                       Management, L.L.C.

King, James D.                Member of Management     Member of Management
                              Board, Executive         Board, Executive Officer,
                              Officer                  RREEF America, L.L.C.;
                                                       Member of Management
                                                       Board, Sr. Vice
                                                       President, RREEF
                                                       Management, L.L.C.

Greig, D. Wylie               Member of Management     Member of Management
                              Board, Executive         Board, Executive Officer,
                              Officer                  RREEF America, L.L.C.;
                                                       Member of Management
                                                       Board, Sr. Vice
                                                       President, RREEF
                                                       Management, L.L.C.

Steppe, Stephen M.            Member of Management     Member of Management
                              Board, Executive         Board, Executive Officer,
                              Officer                  RREEF America, L.L.C.;
                                                       Member of Management
                                                       Board, Sr. Vice
                                                       President, RREEF
                                                       Management, L.L.C.

Callan, Patrick J.            Member of Management     Member of Management
                              Board, Executive         Board, Executive Officer,
                              Officer                  RREEF America, L.L.C.;
                                                       Member of Management
                                                       Board, Sr. Vice
                                                       President, RREEF
                                                       Management, L.L.C.

Egan, Gerald E.               Member of Management     Member of Management
                              Board, Executive         Board, Executive Officer,
                              Officer                  RREEF America, L.L.C.;
                                                       Member of Management
                                                       Board, Sr. Vice
                                                       President, RREEF
                                                       Management, L.L.C.

de Kreij, Jan A.              Member of Management     Managing Director and
Rodamco N.V.,                 Board, Executive         Vice Chairman Rodamco
Coolsingel 120,3000           Officer                  N.V.; Managing Director,
AZ Rotterdam, The                                      RoProperty Services B.V.;
Netherlands                                            Vice President of
                                                       Executive Committee,
                                                       Robeco Group

Bartram, Chris J.             Member of Management     Managing Director,
Haslemere Estates             Board, Executive         Haslemere Estate
Management Limited            Officer                  Management Limited
46 Berkeley Square
London W1X 6LA



----------

(1)  Unless otherwise noted, the address for all Management Board Members is 875
     N. Michigan Avenue, 41st Floor, Chicago IL 60611.



                                   PROPOSAL 2:
                              ELECTION OF DIRECTORS

Nominees

At the meeting, the shareholders of the Fund will be asked to elect nine members of the Company's Board of Directors. It is intended that the enclosed Proxy will be voted for the election of the nine persons named below as Directors, unless such authority has been withheld in the Proxy. The term of office of each person elected will be for one year or until his or her successor is duly elected and shall qualify. The Company does not intend to hold regular annual meetings of shareholders. Information regarding each nominee is set forth following his or her name below.

Name                       Age              Principal Occupation
(Year Elected Director)
------------------------------------------------------------------------------
Thomas A. Brown            57               Director of Plains States
(1993)                                      Development, Applied Industrial
                                            Technologies, Inc.

Robert W. Doering, M.D.    64               Retired, formerly General
(1993)                                      Surgeon

Andrea C. Hall, Ph.D.      53               Senior Vice President,
(1997)                                      Midwest Research Institute

D.D. (Del) Hock            62               Retired, formerly Chairman, Public
(1996)                                      Service Company of Colorado;
                                            Director, Serv-Tech, Inc.;
                                            Director, Hathaway Corporation;
                                            Director, J.D. Edwards & Company

Donald H. Pratt            59               President and Director, Butler
(1995)                                      Manufacturing Company

Lloyd T. Silver, Jr.       69               President, LSC, Inc.,
(1993)                                      Manufacturers Representative

James E. Stowers, Jr.*     73               Chairman of the Board and
(1993)                                      Director, ACC, ACSC and ACIM

James E. Stowers III*      38               Chief Executive Officer and
(1993)                                      Director, ACC; President, Chief
                                            Executive Officer and Director
                                            ACSC and ACIM

M. Jeannine Strandjord     51               Senior Vice President and
(1994)                                      Treasurer, Sprint Corporation;
                                            Director, DST Systems, Inc.

* Denotes directors who are "interested persons" (as defined by the Investment Company Act) of ACIM. Messrs. Stowers, Jr. And Stowers III are considered interested persons since they serve as officers of, and have ownership interests in, ACC and its affiliated entities. Messrs. Stowers, Jr. and Stowers III also serve in similar capacities for other funds managed by ACIM and its affiliates. Mr. Stowers, Jr. controls ACC by virtue of his ownership of a majority of its voting stock. Mr. Stowers, Jr. is the father of Mr. Stowers III.

         The directors and officers as a group own less than 1% of the outstanding shares of the Fund.

         Each of the nominees was unanimously nominated by the Board of Directors and each has agreed to serve as a Director. If any unforeseen event prevents one or more of the nominees from serving as a Director, your votes will be cast (unless you have elected to withhold authority as to the election of Directors) for the election of such person or persons as the Board of Directors shall nominate. Unless otherwise instructed, the proxies will vote for the re-election of each Director.

COMMITTEES

         The Board of Directors of the Company has established four standing committees: an Executive Committee, an Audit Committee, a Compliance Committee and a Nominating Committee.

         Messrs. Stowers, Jr., Stowers III and Pratt serve on the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

         Ms. Strandjord (chair), Dr. Doering and Mr. Hock serve on the Audit Committee. The functions of the Audit Committee include recommending the engagement of the Fund's independent auditors, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent auditors with respect to internal controls and the considerations given or the corrective action taken by management and reviewing nonaudit services provided by the independent auditors.

         Messrs. Brown (chair), Pratt and Silver and Dr. Hall serve on the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the Fund's compliance testing program, reviewing quarterly reports from ACIM to the Board regarding various compliance matters and monitoring compliance with the Fund's Code of Ethics.

         The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the Nominating Committee are Messrs. Pratt (chair), Stowers III and Hock.

         For the twelve months ended December 31, 1997, the Board of Directors of the Company met 6 times. During the same period, the Audit Committee met 4 times, the Compliance Committee met 4 times, and the Executive Committee met twice. The Nominating Committee did not meet during the period. No director attended fewer than 75% of the total number of Board meetings or meetings of committees on which such Director served.

EXECUTIVE OFFICERS

         In addition to Messrs. Stowers, Jr. and Stowers III, the following individuals, except as noted, are executive officers of the Fund:

         Richard W. Ingram, 42, President. Mr. Ingram became President in 1998. Mr. Ingram is also Executive Vice President of Funds Distributor, Inc., the Fund's distributor ("FDI".)

         Christopher J. Kelley, 33, Vice President. Mr. Kelley became Vice President in 1998. Mr. Kelley is also Vice President and Associate General Counsel of FDI.

         Mary A. Nelson, 33, Vice President. Ms. Nelson became Vice President in 1998. Ms. Nelson is also Vice President of FDI.

         Maryanne L. Roepke CPA, 41, Vice President, Treasurer, and Principal Accounting Officer. Ms. Roepke assumed these positions in 1993. Ms. Roepke is also Vice President of ACSC.

         Patrick A. Looby, 38, Vice President, Secretary, and Associate General Counsel. Mr. Looby assumed these positions in 1993. Mr. Looby is also Vice President and Associate General Counsel of ACSC.

         Merele A. May, 34, Controller. Mr. May became Controller in 1993.

COMPENSATION

         The Directors of the Company serve as Directors for 32 of the 66 funds advised by ACIM and its affiliates. Each non-interested Director, i.e., all directors other than Mr. Stowers, Jr. and Mr. Stowers III, receives for service as a member of the Board of all 32 funds an annual director's fee of $44,000, and an additional fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, these directors that also serve as chairman of a committee of the Board of Directors receive an additional $2,000 for acting as chairman. These fees and expenses are divided among the 32 funds based upon their relative net assets. Under the terms of the management agreement with ACIM, the Funds are responsible for paying such fees and expenses.

         The following table sets forth the total compensation received by each non-interested Director from the Company for its most recent fiscal year, as well as the total compensation received by each Director from the American Century family of funds as a whole for the twelve months ended December 31, 1997. Messrs. Stowers, Jr. and Stowers III receive no compensation from the Funds for serving as a Director. The salaries of Messrs. Stowers, Jr. and Stowers III are paid by ACIM. No officer of the Funds received compensation from the Funds during its most recent fiscal year. No director receives pension or retirement benefits from the Funds.


                                                                                                                          Linsley L.
                                Brown      Doering      Hall(1)      Hock        Pratt         Silver      Strandjord     Lundgaard
------------------------------------------------------------------------------------------------------------------------------------
                               $1,416       1,168         208        1,168        1,416         1,156          1,152           999
Total Compensation
From all American
Century Funds                 $60,000      49,500       8,833       49,500       60,000        49,000         48,833        42,333

(1)  Dr. Hall replaced Mr. Lundgaard as a director effective November 1, 1997.

* Includes amounts deferred at the election of the Directors under the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors. The total amount of deferred compensation included in the preceding table is as follows: Mr. Brown, $6,900; Mr. Hock, $42,333; Mr. Lundgaard, $18,167; Mr. Pratt, $15,180; Mr. Silver, $42,333; and Ms. Strandjord, $36,590.


DEFERRED COMPENSATION

         In September 1997, the Corporation adopted the Amended and Restated American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors (the "Plan"). Under the Plan, the non-interested person Directors may defer receipt of all or any part of the fees to be paid to them for serving as Directors of American Century Mutual Funds, Inc.

         Under the Plan, all deferred fees are credited to an account established in the name of the participating Director. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the funds in the American Century family of fund that are selected by the participating Director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of Funds from time to time.

         No deferred fees are payable until such time as a participating Director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances in either a lump sum payment or in payments made over a period not to exceed ten years. Upon the death of a Director, all remaining deferred fee account balances are paid to the Director's beneficiary or, if none, to the Director's estate.

         The Plan is an unfunded plan and, accordingly, the Company has no obligation to segregate assets to secure or fund the deferred fees. The rights of Directors to receive their deferred fee account balances are the same as rights of a general unsecured creditor of the Company. The Plan may be terminated at any time by the administrative committee of the Plan. If terminated, all deferred fee account balances will be paid in a lump sum.

VOTING INFORMATION

         Each nominee will be re-elected to the Board of Directors of the Company if he or she receives the approval of a plurality of the votes of that Company represented at the meeting, provided at least a quorum (50% of the outstanding votes), is represented in person or by proxy. By completing the proxy, you give the named proxies the right to cast your votes. If you elect to withhold authority for any nominees, you may do so by striking a line through the nominee name on the proxy, as further explained on the proxy itself.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ALL NOMINEES.

                                   PROPOSAL 3:
                           RATIFICATION OF INDEPENDENT
                                    AUDITORS

         The Investment Company Act, which is the primary federal law that regulates the Company, requires every registered investment company be audited at least once a year by independent auditors selected by the Board of Directors including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act). The Investment Company Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

         At the meeting, the shareholders of the Company will be asked to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors. The Board of Directors chose Deloitte & Touche upon the recommendation of the Audit Committee of the Board. The Board selected Deloitte & Touche based upon its expertise as an auditor of investment companies, the quality of its audit services, its commitment of experienced audit personnel to the Fund, its tax and international experience in the mutual fund area, and its use and commitment of technology in performing its audit functions.

         Deloitte & Touche has no direct or material indirect financial interest in the Company, ACIM, or ACC, other than receipt of fees for services to the Company. Deloitte & Touche representatives will be present at the meeting and will have an opportunity to make a statement to the shareholders and to respond to questions.

         The approval of a majority of the votes of the Company represented at the meeting, provided at least a quorum is represented in person or by proxy, is necessary to ratify the selection of the independent auditors. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE L.L.P.


                                  OTHER MATTERS

Other business to be brought before the meeting.

         The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Submission of Shareholder proposals.

         The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Patrick A. Looby, Vice President, American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200.

Notice to banks, broker-dealers, and voting trustees and their nominees.

         Please advise the Fund, in care of American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

March 20, 1998                                         Patrick A. Looby
                                                       Vice President

                                   APPENDIX I
                        INVESTMENT SUBADVISORY AGREEMENT


                  THIS INVESTMENT SUBADVISORY AGREEMENT ("Agreement") is made as of the 27th day of January, 1998, by and among AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. ("ACCP"), a Maryland corporation acting on behalf of American Century Real Estate Fund (the "ACRE Fund"), a series of shares of ACCP, AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("ACIM"), a Delaware corporation, and RREEF AMERICA L.L.C., f/k/a ROMEO AMERICA L.L.C. (the "Subadvisor"), a Delaware limited liability company.

                                   WITNESSETH:

                  WHEREAS, ACCP is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended; and

                  WHEREAS, ACIM and the Subadvisor are both investment advisors registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended; and

                  WHEREAS, ACCP has engaged ACIM to serve as the investment manager for the ACRE Fund pursuant to a Management Agreement dated May 8, 1997; and

                  WHEREAS, ACCP and ACIM desire to engage the Subadvisor as a subadvisor for the ACRE Fund, and the Subadvisor desires to accept such engagement; and

                  WHEREAS, the Boards of Directors of ACCP, ACIM and the Subadvisor have determined that it is advisable to enter into this Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

                  1.  INVESTMENT  DESCRIPTION  -  APPOINTMENT.  ACCP  desires to appoint the Subadvisor to provide certain advisory services to the ACRE Fund in accordance with the ACRE Fund's Prospectus and Statement of Additional Information as in effect and as amended from time to time, in such manner and to such extent as may be approved by the Board of Directors of ACCP. ACCP agrees to provide the Subadvisor copies of all amendments to the ACRE Fund's Prospectus and Statement of Additional Information on an ongoing basis. In consideration for the compensation set forth below, the Subadvisor accepts the appointment and agrees to furnish the services described herein.

                  2.     SERVICES AS INVESTMENT SUBADVISOR.

                         (a) Subject to the general  supervision of the Board of
Directors of ACCP, and of ACIM, the Subadvisor will (i) act in conformity with the ACRE Fund's Prospectus and Statement of Additional Information, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code and all other applicable federal and state laws and regulations, as the same may from time to time be amended; (ii) make investment decisions for the ACRE Fund in accordance with the ACRE Fund's investment objective and policies as stated in the ACRE Fund's Prospectus and Statement of Additional Information and with such written guidelines as ACIM may from time to time provide to the Subadvisor; (iii) place purchase and sale orders on behalf of the ACRE Fund; (iv) maintain books and records with respect to the securities transactions of the ACRE Fund and furnish ACCP's Board of Directors such periodic, regular and special reports as the Board may request; and (v) treat confidentially and as proprietary information of ACCP all records and other information related to ACCP and its prior, present or potential shareholders. The Subadvisor will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by ACCP, which approval shall not be unreasonably withheld. Such records may not be withheld when the Subadvisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by ACCP, but in any case the Subadvisor will provide reasonable notice to ACCP prior to disclosing any such records or information.

                         (b) In providing  those  services,  the Subadvisor will
supervise the ACRE Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the ACRE Fund's assets. In addition, the Subadvisor will furnish ACCP or ACIM whatever information, including statistical data, ACCP or ACIM may reasonably request with respect to the instruments that the ACRE Fund may hold or contemplate purchasing.

                         (c) The  Subadvisor  will at all times  comply with the
policies adopted by ACCP's Board of Directors of which it has received written notice. If the Subadvisor shall believe that a change in any of such policies shall be advisable, it shall recommend such change to ACIM and the Board of Directors of ACCP. Any change to any such policies shall be approved by ACCP's Board of Directors prior to the implementation of such change.

                  3.     BROKERAGE.

                         (a) In  executing  transactions  for the ACRE  Fund and
selecting brokers or dealers, the Subadvisor will use its best efforts to obtain the best net price and execution available and shall execute or direct the execution of all such transactions as permitted by law and in a manner that best suits the interest of the ACRE Fund and its shareholders. In assessing the best net price and execution available for any ACRE Fund transaction, the Subadvisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Subadvisor may, at its discretion, execute transactions with brokers and dealers who provide the ACRE Fund with research advice and other services, but in all instances best net price and execution shall control. The Subadvisor is authorized to place purchase and sale orders for the ACRE Fund with brokers and/or dealers subject to the supervision of ACIM and the Board of Directors of ACCP and in accordance with the limitations set forth in the registration statement for the ACRE Fund shares then in effect.

                         (b) On occasions when the Subadvisor deems the purchase
or sale of a security to be in the best interest of the ACRE Fund as well as one or more of its other clients, the Subadvisor may to the extent permitted by applicable law, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold will be made by the Subadvisor in a manner it considers to be equitable and consistent with its fiduciary obligations to ACCP and to such other clients. Securities so allocated will be delivered in proportion to the consideration paid. The expenses incurred in the transaction shall be allocated pro-rata.

                  4.     INFORMATION PROVIDED TO ACCP.

                         (a) The Subadvisor  will keep ACCP and ACIM informed of
developments materially affecting the ACRE Fund and will take initiative to furnish ACCP and ACIM on at least quarterly basis with whatever information the Subadvisor and ACIM believe is appropriate for this purpose. Such regular quarterly reports shall include (i) a discussion of the ACRE Fund's performance relative to its benchmark; (ii) an assessment of investment decisions and analysis of the components of the ACRE Fund's performance; (iii) the decisions it has made with respect to the ACRE Fund's assets and the purchase and sale of its portfolio securities; (iv) the reasons for such decisions and related actions; and (v) the extent to which those decisions have been implemented.

                         (b) The Subadvisor will provide ACCP and ACIM with such
investment  records,  ledgers,   accounting  and  statistical  data,  and  other
information as ACCP and ACIM require for the preparation of registration statements, periodic and other reports and other documents required by federal and state laws and regulations, and particularly as may be required for the periodic review, renewal, amendment or termination of this Agreement, and such additional documents and information as ACCP and ACIM may reasonably request for the management of their affairs. At least twice annually a representative of the Subadvisor shall attend a meeting of the Board of Directors to make a presentation on the ACRE Fund's performance during the preceding six and twelve months periods, as well as such other time periods as the Subadvisor and ACIM believe is appropriate.

                         (c)  The   Subadvisor   shall   furnish  to  regulatory
authorities any information or reports in connection with such services as may be lawfully requested. The Subadvisor shall also, at ACCP's request, certify to ACCP's independent auditors that sales or purchases aggregated with those of other clients of the Subadvisor, as described in Section 3 above, were equitably allocated.

                         (d)  In  compliance   with  the   requirements  of  the
Investment Company Act, the Subadvisor hereby agrees that all records that it maintains for the ACRE Fund are the property of ACCP and further agrees to surrender to ACCP promptly upon ACCP's request any of such records. In addition, the Subadvisor agrees to cooperate with ACCP and ACIM when either of them is being examined by any regulatory authorities, and specifically agrees to promptly comply with any request by such authorities to provide information or records. The Subadvisor further agrees to preserve for the periods of time prescribed by the Investment Company Act and the Investment Advisers Act the records required to be maintained thereunder.

                  5.     LIABILITY AND INDEMNIFICATION.

                         (a)  The  Subadvisor   shall  be  responsible  for  the
exercise of reasonable care in carrying out its responsibilities hereunder; provided, however, that no provision of this Agreement be construed to protect any trustee, director, officer, agent or employee of the Subadvisor or an affiliate from liability by reason of gross negligence, willful malfeasance, bad faith in the performance of such person's duties or by reason of reckless disregard of obligations and duties hereunder. No party shall be liable for any actions or omissions taken or made pursuant to this Agreement unless such actions or omissions result from gross negligence, willful malfeasance, or bad faith in the performance of such party's duties or by reason of reckless disregard of obligations and duties hereunder.

                         (b) ACIM  agrees to  indemnify  and hold  harmless  the
Subadvisor and its officers, directors, employees, agents, affiliates and each person, if any, who controls the Subadvisor within the meaning of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this Section 5(b)) against any losses, claims, expenses, damages or liabilities (including amounts paid in settlement thereof) or litigation expenses (including legal and other expenses) (collectively, "Losses"), to which the Indemnified Parties may become subject, insofar as such Losses result from (a) a breach by ACCP or ACIM of a material provision of this Agreement, (b) gross negligence, willful malfeasance or bad faith in the performance by ACCP or ACIM of its respective duties or reckless disregard by ACCP or ACIM of its respective duties hereunder, or (c) any violation by ACCP or ACIM of any applicable law or regulation where the Subadvisor was not contributing to or a part of the violation. ACIM will reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses. ACIM shall not be liable for indemnification hereunder if such Losses are attributable to the gross negligence or misconduct of the Subadvisor in performing its obligations under this Agreement.

                         (c)  The  Subadvisor   agrees  to  indemnify  and  hold
harmless ACIM and ACCP, and their respective officers, directors, employees, agents, affiliates and each person, if any, who controls ACIM or ACCP within the meaning of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this Section 5(c)) against any Losses to which the Indemnified Parties may become subject, insofar as such Losses result from (a) a breach by the Subadvisor of a material provision of this Agreement, (b) gross negligence, willful malfeasance, or bad faith in performance by the Subadvisor or its affiliates of their duties or reckless disregard by the Subadvisor or its affiliates of their duties hereunder, or (c) any violation by the Subadvisor of any applicable law or regulation where neither ACCP or ACIM was contributing to or was a part of the violation. The Subadvisor will reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses. The Subadvisor shall not be liable for indemnification hereunder if such Losses are attributable to the gross negligence or misconduct of ACIM or ACCP in performing their obligations under this Agreement.

                         (d)  Promptly  after  receipt by an  indemnified  party
hereunder of notice of the commencement of action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 5. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish to, assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such
indemnified   party  of  its  election  to  assume  the  defense  thereof,   the
indemnifying  party  will not be liable to such  indemnified  party  under  this
Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                         (e) If the  indemnifying  party  assumes the defense of
any such action, the indemnifying party shall not, without the prior written consent of the indemnified parties in such action, settle or compromise the liability of the indemnified parties in such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or consent, each indemnified party receives from such claimant an unconditional release from all liability in respect of such claim.

                  6.     COMPENSATION.

                         (a) In consideration of the services  rendered pursuant
to this Agreement, ACIM will pay the Subadvisor a per annum management fee (the "Applicable Fee"), as follows:

Name of Series                                       Applicable Fee
--------------                                       --------------
American Century Real Estate Fund                    0.425%

                         (b) On the first business day of each month, ACIM shall
pay the Subadvisor the Applicable Fee for the previous month. The fee for the previous month shall be calculated by multiplying the Applicable Fee for such series by the aggregate average daily closing value of all classes of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which shall be the number of days in the previous month, and the denominator of which shall be 365 (366 in leap years).

                         (c) In the event  that the Board of  Directors  of ACCP
shall determine to issue any additional series of shares for which it is proposed that the Subadvisor serve as investment manager, ACCP, ACIM and the Subadvisor shall enter into an Addendum to this Agreement setting forth the name of the series, the Applicable Fee and such other terms and conditions as are applicable to the management of such series of shares.

                         (d) The  Subadvisor  shall  have  no  right  to  obtain
compensation directly from the ACRE Fund or ACCP for services provided hereunder and agrees to look solely to ACIM for payment of fees due. Upon termination of this Agreement before the end of a month, or in the event the Agreement begins after the beginning of the month, the fee for that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

                         (e)  Notwithstanding  anything  else set forth  herein,
ACIM shall deposit into an interest bearing escrow account maintained by an unaffiliated financial institution the Applicable Fee earned by the Subadvisor from and after the later of (i) the day on which the acquisition of the Subadvisor by ROMEO U.S. Group, Inc., a Delaware corporation, is closed (the "Closing") and (ii) the date on which relief from Section 15(a) of the Investment Company Act of 1940 is granted (the "Order Date") (Investment Company Act of 1940, File No. 812-10932, filed with the Securities Exchange Commission, December 29, 1997, as amended February 3, 1998) to but not including the date on which the shareholders of the ACRE Fund have approved this Agreement; provided, however, that any fees (other than expenses) earned by the Subadvisor during the time period between the Closing and the Order Date shall not be paid into the escrow account by ACIM and shall be refunded to the ACRE Fund. As soon as practicable after the date on which this Agreement is approved by the shareholders of the ACRE Fund in accordance with Section 15(a) of 1940, as amended, ACIM agrees to deliver to the escrow agent a certificate from an officer of ACIM who is not affiliated with the Subadvisor stating that this Agreement has been approved by the shareholders of the ACRE Fund and that moneys held in escrow are to be delivered to the Subadvisor.

                  7. EXPENSES. The Subadvisor will bear all of its expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the execution of securities transactions.

                  8. SERVICES TO OTHER COMPANIES OR ACCOUNTS. ACCP understands that the Subadvisor or its affiliates now acts and will continue to act as investment advisor to other clients. ACCP has no objection to the Subadvisor so acting, provided that, as described in Section 3 above, whenever the ACRE Fund and one or more other client of the Subadvisor have funds available for investment, investments suitable and appropriate for each will be allocated equitably to each entity in accordance with procedures, with no preference given to other clients. Similarly, opportunities to sell securities will be allocated in an equitable manner, with no preference given to other clients. In addition, ACCP understands that the persons employed by the Subadvisor to assist in the performance of the Subadvisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Subadvisor of any affiliate of the Subadvisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. Further, from time to time, the Subadvisor may refer or introduce certain institutional investors and existing clients of the Subadvisor and its affiliates to ACCP. ACCP understands that nothing herein shall be deemed to limit or restrict the right of the Subadvisor, in the event the Subadvisor's clients purchase shares of ACCP, to subsequently suggest or induce such clients to redeem such shares and open a separate advisory account with the Subadvisor.

                  9. TERMS OF AGREEMENT. This Agreement shall become effective as of the date first written above and shall continue until May 8, 1999 and thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of ACCP or (ii) a vote of a majority of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement, by a vote cast at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty on 60 days' written notice by the Board of Directors of ACCP, or by vote of holders of a majority of the ACRE Fund's shares, or upon six months' written notice by the Subadvisor, and will terminate automatically upon any termination of the investment management agreement between ACCP and ACIM. This Agreement will terminate automatically in the event of its assignment. The Subadvisor agrees to notify ACCP of any circumstances that might result in this Agreement being deemed to be assigned.

                  10. REPRESENTATIONS OF ACIM, THE SUBADVISOR AND ACCP.

                         (a) ACIM and the Subadvisor each hereby represents that
it is registered as an investment advisor under the Investment Advisers Act, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. ACIM and the Subadvisor each further represents that it is registered under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

                         (b) ACCP and ACIM  represent  and warrant  that (i) the
appointment of the Subadvisor has been duly authorized; and (ii) each of them has full power and authority to execute and deliver this Agreement and to perform the services contemplated hereunder, and such execution, delivery and performance will not cause either to be in violation of its Articles of Incorporation, Bylaws, or any material laws.

                         (c) The Subadvisor represents and warrants that (i) its
service as subadvisor hereunder has been duly authorized; and (ii) it has full power and authority to execute and deliver this Agreement and to perform the services contemplated hereunder, and such execution, delivery and performance will not cause it to be in violation of its organizational documents, its Bylaws or material laws.

                  11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                  12. LIMITATION OF LIABILITY. This Agreement has been executed on behalf of ACCP by the undersigned officer of ACCP solely in his capacity as an officer of ACCP.

                  13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto on the subject matter described herein.

                  14. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadvisor is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent ACCP or ACIM in any way, or otherwise be deemed to be an agent of ACCP or ACIM.

                  15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or similar authority, the remainder of this Agreement shall not be affected thereby.

                  16. NOTICES. All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, telecopy, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.

                  To the Subadvisor:

                                           RREEF America, L.L.C.
                                           875 North Michigan Avenue, 41st Floor
                                           Chicago, Illinois 60611
                                           Attention:  Kim G. Redding
                                           Copy to:  Barry H. Braitman, Esq.
                                           (312) 266-9300 (office number)
                                           (312) 266-9346 (telecopy number)

                  To ACCP or ACIM:

                                           American Century Investments
                                           4500 Main Street
                                           Kansas City, Missouri 64111
                                           Attention:  Patrick A. Looby, Esq.
                                           (816) 340-4349 (office number)
                                           (816) 340-4964 (telecopy number)

Any notice, demand or other communication given in a manner prescribed in this Section shall be deemed to have been delivered on receipt.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first written above.

RREEF AMERICA L.L.C.                        AMERICAN CENTURY CAPITAL
                                               PORTFOLIOS, INC.

By:/s/Kim G. Redding                        By:/s/Patrick A. Looby
Name: Kim G. Redding                        Name: Patrick A. Looby
Title: Senior Vice President                Title: Vice President


                                            AMERICAN CENTURY
                                               INVESTMENT MANAGEMENT, INC.

                                            By:/s/Robert C. Puff Jr.
                                            Name: Robert C. Puff Jr.
                                            Title: President



[american century logo]
American
Century(reg.sm)


[9705           [recycled logo]
SH-BKT-8601-B]     Recycled

PROXY CARD (BACK)

Please indicate your vote by placing an "X" in the appropriate box below. The Board of Directors recommends a vote "FOR" each proposal.

         1.       Approval of Subadvisory Agreement with RREEF America, L.L.C.


         2. Election of nine members of the Company's Board of Directors to serve indefinite terms until their successors are duly elected and qualified;

         FOR ALL NOMINEES         ___       WITHHOLD AUTHORITY           ___      INSTRUCTION:  To withhold authority to vote for
         except asmarked to the             FOR ALL NOMINEES                      any individual nominee, strike a line through
         contrary below                                                           the nominee's name in the list below

                    Thomas A. Brown                Robert W. Doering, M.D.        Andrea C. Hall                D.D. (Del) Hock

                    Donald H. Pratt                Lloyd T. Silver, Jr.           James E. Stowers, Jr.         James E. Stowers III

                    M. Jeannine Strandjord


                                                                                      FOR      AGAINST        ABSTAIN
         3.       Ratification  of the  selection of the  Company's  independent
                  auditors for its current fiscal year.                               ___        ___            ___

                   PLEASE SIGN AND DATE THE FRONT OF THIS CARD

                               PROXY CARD (FRONT)

               American Century Real Estate Fund--[NAME OF CLASS]
             (A series of American Century Capital Portfolios, Inc.)
PROXY             Special Meeting of Shareholders, May 20, 1998            PROXY

         This proxy is solicited on behalf of the Board of Directors of American Century Capital Portfolios, Inc. and relates to proposals which apply to the American Century Real Estate Fund. By signing below, I (we) appoint as proxies Patrick A. Looby, Charles A. Etherington and Janet A. Nash and each of them (with power of substitution) to vote for the undersigned all shares of common stock I own in the Fund. The authority I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company or the series or class, as applicable.

         YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it in the enclosed envelope to: American Century Investments, c/o Proxy Tabulator, P.O. Box 9043, Smithtown, NY 11787-9831. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                           If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."

                                      Sign exactly as name appears on this card.

                                      ------------------------------------------


                                      ------------------------------------------


                                      Dated ______________________, 1997